UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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ADVANCED MEDICAL ISOTOPE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Advanced Medical Isotope Corporation

719 Jadwin Avenue

Richland, WA 99352

(509) 736-4000

June __, 2017

Dear Stockholders of Advanced Medical Isotope Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of Advanced Medical Isotope Corporation, which will be held at Cadwell Laboratories, Inc., located at 909 North Kellogg Street, Kennewick, Washington 99336 on August 1, 2017 at 10:00 a.m., local time.

Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting of Stockholders. We have also made a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (“Annual Report”) available with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then vote by Internet, telephone or mail as promptly as possible. Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in further soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Dr. Michael K. Korenko
Chief Executive Officer and President

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by Internet, telephone or mail as promptly as possible. Submitting your vote assures that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

Advanced Medical Isotope Corporation

719 Jadwin Avenue

Richland, WA 99352

(509) 736-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 1, 2017

Dear Stockholders of Advanced Medical Isotope Corporation:

We are pleased to invite you to attend the Annual Meeting of Stockholders (“Annual Meeting”) of Advanced Medical Isotope Corporation, a Delaware corporation (the “Company”, “us”, “we” or “our”), which will be held at Cadwell Laboratories, Inc., located at 909 North Kellogg Street, Kennewick, Washington 99336 on August 1, 2017 at 10:00 a.m., local time, for the following purposes:

1.	To elect three directors to our Board of Directors, each to serve until the next Annual Meeting of Stockholders, or until his respective successor is elected and qualified;

2.	To approve a stockholder resolution to authorize the Board of Directors, in its sole and absolute discretion, without further action of the stockholders, to amend our Certificate of Incorporation to implement a reverse stock split of the issued and outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), at a ratio of not less than 1-for-10, and not greater than 1-for-50, within one year from the date of the Annual Meeting, with the exact ratio to be determined by the Board of Directors (the “Reverse Split”);

3.	To approve, on an advisory basis, the compensation of our Named Executive Officers;

4.	To conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our Named Executive Officers;

5.	To ratify the appointment of Fruci & Associates II, PLLC as our independent auditors for the fiscal year ending December 31, 2017; and

6.	To vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached Proxy Statement.

The close of business on June 12, 2017 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of record of our Common Stock and Series A Convertible Preferred Stock (“Series A Preferred”) at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A complete list of these stockholders will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 719 Jadwin Avenue, Richland, Washington 99352, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors recommends that you vote “FOR” the Annual Meeting Proposal Nos. 1, 2, 3, 5 and 6, and vote “THREE YEARS” for Proposal No. 4, all of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 1, 2017:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: WWW.PROXYVOTE.COM.

By Order of the Board of Directors,

Dr. Michael K. Korenko
Chief Executive Officer and President

Richland, Washington

June __, 2017

Advanced Medical Isotope Corporation

719 Jadwin Avenue

Richland, WA 99352

(509) 736-4000

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of Advanced Medical Isotope Corporation, a Delaware corporation (the “Company”), for use at the Company’s 2017 Annual Meeting of Stockholders (“Annual Meeting”) to be held on August 1, 2017 at 10:00 a.m., local time, and at any adjournment or postponement thereof, at Cadwell Laboratories, Inc., located at 909 North Kellogg Street, Kennewick, Washington 99336.

These proxy solicitation materials were mailed on or about June __, 2017, to all stockholders entitled to notice of, and to vote at our Annual Meeting. The proxy materials are also available free of charge on the Internet at: www.proxyvote.com.

Stockholders are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, stockholders do not need to attend the Annual Meeting to vote. Instead, stockholders may simply vote by Internet, telephone or by completing and returning the enclosed proxy card.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting were summarized in the Notice, and are described in more detail in this Proxy Statement.  On June 12, 2017, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), we had outstanding 49,181,441 shares of our common stock, par value $0.001 per share (“Common Stock”), and 3,309,582 shares of our Series A Convertible Preferred Stock (“Series A Preferred”), each of which are entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote per share of Common Stock held, and each holder of Series A Preferred is entitled to five votes per share of Series A Preferred held on the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. The three nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present, either in person or by proxy and entitled to vote, will be elected.

Proposal No. 2: Reverse Stock Split. For the approval of a stockholder resolution to authorize the Board of Directors, in its sole and absolute discretion, without further action of the stockholders, to amend our Certificate of Incorporation to implement a reverse stock split of our Common Stock, at a ratio of not less than 1-for-10 and not greater than 1-for-50 within one year from the date of the Annual Meeting, with the exact ratio to be determined by the Board of Directors (the “Reverse Split”), the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” Proposal No. 2.

Proposal No. 3: Advisory Vote to Approve Executive Compensation. This proposal calls for a non-binding, advisory vote regarding the compensation paid to our Named Executive Officers (the “Say-on-Pay Vote”). Accordingly, there is no “required vote” that would constitute approval. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and will consider the result of the vote when making future decisions regarding our executive compensation policies and practices.

Proposal No. 4: Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation. This proposal provides a choice among three frequency periods (every one, two or three years) for future advisory Say-on-Pay Votes. The frequency period that receives the most votes will be deemed to be the recommendation of our stockholders. However, because this vote is advisory and not binding on our Board of Directors, we may decide that it is in the best interests of our stockholders to hold a Say-on-Pay Vote more or less frequently than the frequency period selected by our stockholders.

Proposal No. 5: Ratification of Appointment of Auditors. The affirmative “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the ratification of the selection of Fruci & Associates II, PLLC as our independent registered public accounting firm for the current fiscal year.

 Abstentions and Broker Non Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Voting and Revocation of Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the directors proposed by our Board, (ii) FOR the Reverse Split, (iii) FOR the Say-on-Pay Vote, (iv) to hold future Say-on-Pay Votes EVERY THREE YEARS, (v) FOR ratification of the appointment of Fruci & Associates II, PLLC as our independent auditors for current fiscal year, and (v) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing, with our Corporate Secretary at our principal executive offices, located at 719 Jadwin Avenue, Richland, Washington 99352, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting alone will not revoke your proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail, telephone and mail.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors (“Board”) shall consist of one or more members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors.  Except as provided in Section 2 of our Bylaws, directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal.  Any director may resign at any time upon written notice to the Corporation.  Directors need not be stockholders. The Company’s Board of Directors currently consists of three directors, one of which, Dr. Carlton M. Cadwell, is nominated for election at the Annual Meeting. In addition, the Corporate Governance and Nominating Committee has nominated Drs. Michael K. Korenko and Robert G. Wolfangel for approval by shareholders at the Annual Meeting. Dr. Korenko is currently our Chief Executive Officer. Each nominee has confirmed that he is able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board.

Upon recommendation of the Nominating and Corporate Governance Committee, the Board has nominated for election as directors at our Annual Meeting Dr. Cadwell and Drs. Korenko, and Wolfangel.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The three nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board recommends that the stockholders vote “FOR” the election of Dr. Carlton M. Cadwell, Dr. Michael K. Korenko and Dr. Robert G. Wolfangel.

The following sections sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s executive officers.

BOARD OF DIRECTORS

NAME	AGE	POSITION
Carlton M. Cadwell	72	Chairman of the Board and Secretary
Michael K. Korenko	71	Director
Robert G. Wolfangel	71	Director

Dr. Carlton M. Cadwell, Chairman of the Board and Secretary since December 2016, joined the Company as a director in 2006.  Dr. Cadwell brings over 30 years of experience in business management, strategic planning, and implementation.  He co-founded Cadwell Laboratories, Inc. in 1979 and has served as its President since its inception.  Cadwell Laboratories, Inc. is a major international provider of neurodiagnostic medical devices. After receiving his bachelor’s degree from the University of Oregon in 1966 and a doctoral degree from the University of Washington in 1970, he began his career serving in the United States Army as a dentist for three years.  From 1973 to 1980, Dr. Cadwell practiced dentistry in private practice and since has started several businesses.

Dr. Cadwell brings to the Board over ten years of service on the Board and over forty-five years of experience as a successful entrepreneur, as well as medical expertise.

Dr. Michael K. Korenko, President and Chief Executive Officer of the Company since December 2016, joined the Company as an Advisor to the Board of the Company during 2009 and served as member of the Board from May 2009 to March 2010. Dr. Korenko has also served on the Hanford Advisory Board since 2009. Dr. Korenko served as Business Development Manager for Curtiss-Wright from 2006 to 2009, as Chief Operating Officer for Curtiss-Wright from 2000 to 2005 and was Executive Vice President of Closure for Safe Sites of Colorado at Rocky Flats from 1994 to 2000. Dr. Korenko served as Vice President of Westinghouse from 1987 to 1994 and was responsible for the 300 and 400 areas, including the Fast Flux Testing Facility (“FFTF”) and all engineering, safety analysis, and projects for the Hanford site. Dr. Korenko is the author of 28 patents and has received many awards, including the National Energy Resources Organization Research and Development Award, the U.S. Steelworkers Award for Excellence in Promoting Safety, and the Westinghouse Total Quality Award for Performance Manager of the Year. Dr. Korenko has a Doctor of Science from MIT, was a NATO Postdoctoral Fellow at Oxford University, and was selected as a White House Fellow for the Department of Defense, reporting to Secretary Cap Weinberger.

Dr. Korenko brings to the Board over seven years’ experience working with and advising various small businesses, including companies involved in turnarounds. Dr. Korenko has also been involved as an advisor to the Company since 2009 in the the development of medical isotopes.

Dr. Robert G. Wolfangel, has served as Vice President, Scientific Affairs of Certus International Inc. Board since 2001. His responsibilities include providing strategic scientific and regulatory guidance to start-up and major pharmaceutical firms engaged in the research and development of new diagnostic and therapeutic drugs. This includes development of clinical protocols, audit of manufacturing and quality processes, stability protocol design, process validation and preparation of regulatory submissions for diagnostic imaging drugs, including radiopharmaceutical, ultrasound contrast agents and diagnostic devices. Dr. Wolfangel has Ph.D. in Bionucleonics from Purdue University, an MS in Industrial Pharmacy and a BS in Pharmancy (with honors) from St. Louis College of Pharmacy.

Dr. Wolfangel brings to the Board over sixteen years’ experience in providing strategic and regulatory guidance to start-up pharmaceutical firms.

Compensation of Directors

During the year ended December 31, 2016, the Company’s non-employee directors were not paid any compensation.

The following table sets forth, for each of the Company’s non-employee directors who served during 2016, the aggregate number of stock awards and the aggregate number of stock option awards that were outstanding as of December 31, 2016:

	Outstanding	Outstanding
	Stock	Stock
Name	Awards (#)	Options (#)
Carlton M. Cadwell	-	100,000
Thomas J. Clement	-	100,000

During June 2016, the Company granted to Messrs. Cadwell and Clement options to purchase 100,000 shares of Common Stock at an exercise price of $1.00 per share. The options are fully vested and expire June 21, 2019.

There are no employment contracts or compensatory plans or arrangements with respect to any director that would result in payments by the Company to such person because of his or her resignation as a director or any change in control of the Company.

Board Attendance at Board of Directors, Committee and Stockholder Meetings

Our Board met three times and acted by unanimous written consent two times during the fiscal year ended December 31, 2016. Each director serving during fiscal 2016, with the exception of Mr. Katzaroff, who is not standing for reelection to the Board of Directors, attended all of the meetings of the Board and the committees of the Board upon which such director served that were held during the term of his service.

As of the date of this Proxy Statement, the Company has not established an Audit Committee, and therefore, the Company’s board of directors performs the functions that customarily would be undertaken by an audit committee. The Company’s Board of Directors has determined that none of its current members qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. Effective June 26, 2017, the Company established a Compensation Committee and a Corporate Governance and Nominating Committee, consisting of Messrs. Cadwell and Clement. Each of the Compensation Committee and the Corporate Governance and Nominating Committee meet the corporate governance requirements imposed by a national securities exchange, although the Company is not required to comply with such requirements until the Company elects to seek listing on a national securities exchange.

We do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, but directors are encouraged to attend. We did not hold an annual meeting of stockholders during our fiscal year ended December 31, 2016.

Independent Directors

 The Company’s Common Stock is traded on the OTC Pink Marketplace, which does not impose any independence requirements on the board of directors or the board committees of the companies whose stock is traded on that market. The Company has decided to adopt the independence standards of the NASDAQ listing rules in determining whether the Company’s directors are independent. Generally, under those rules a director does not qualify as an independent director if the director or a member of the director’s immediate family has had in the past three years certain relationships or affiliations with the Company, the Company’s auditors, or other companies that do business with the Company. The Company’s board of directors has determined that Messrs. Cadwell and Clement each qualified as an independent director under those NASDAQ rules, and accordingly, each are qualified under those rules to serve on the Compensation Committee and Corporate Governance and Nominating Committee. Mr. Katzaroff, who is not standing for re-election at the Annual Meeting, and Dr. Korenko, are not independent directors due to his employment by the Company, in the case of Dr. Korenko, and his former employment with the Company, in the case of Mr. Katzaroff.

Code of Ethics

The Company’s Board of Directors has not adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, because of the Company’s limited number of executive officers and employees that would be covered by such a code and the Company’s limited financial resources. The Company anticipates that it will adopt a code of ethics after it increases the number of executive officers and employees and obtain additional financial resources.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

Advanced Medical Isotope Corporation

719 Jadwin Avenue

Richland, WA 99352

Attn: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

PROPOSAL NO. 2

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

TO IMPLEMENT A REVERSE STOCK SPLIT

General

We are asking you to approve a proposal to authorize our Board, in its sole and absolute discretion, to effect a reverse stock split of the issued and outstanding shares of our Common Stock at a specific ratio, ranging from one-for-ten (1:10) to one-for-fifty (1:50) (the “Approved Split Ratios”), to be determined by the Board (the “Reverse Split”). A vote for this Proposal No. 2 will constitute approval of the Reverse Split that, once authorized by the Board and affected by filing an amendment to the Company’s Certificate of Incorporation with the Delaware Division of Corporations (the “Amendment”), will combine between ten and fifty shares of our Common Stock into one share of Common Stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding, as well as decrease the number of shares of Common Stock authorized for issuance by our Certificate of Incorporation. The number of shares of Preferred Stock authorized for issuance will remain unchanged.

If this Proposal No. 2 is approved by stockholders, the Board will have the authority, but not the obligation, in its sole and absolute discretion, and without further action on the part of the stockholders, to select one of the Approved Split Ratios and effect the Reverse Split by filing the Amendment with the Delaware Division of Corporations. If the Amendment has not been filed with the Delaware Division of Corporations within one year from the date of the Annual Meeting, the Board will abandon the Reverse Split.

The text of the proposed Amendment to affect the Reverse Split is included as Appendix A to this Proxy Statement. Such text is however subject to revision for such changes as may be required by the Delaware Division of Corporations, or other changes consistent with this Proposal No. 2, or that we may deem necessary or appropriate.

Purpose of the Reverse Split

We intend to apply for listing of our Common Stock on either the NASDAQ Capital Market (“NASDAQ”) or NYSE MKT under the symbol “ADMD,” and our primary objective in proposing the Reverse Split is to attempt to raise the per share trading price of our Common Stock to satisfy the listing requirement that our Common Stock have a minimum bid price of $2.00 per share, in the case of the NYSE MKT, or $3.00 per share, in the case of the NASDAQ Capital Market. On June 22, 2017, the closing bid price of our Common Stock was $0.079 per share, as reported on the OTC Pink Marketplace.

We anticipate that the Reverse Split will increase the per share bid price per share of our Common Stock above the minimum bid price required by either the NASDAQ Capital Market or the NYSE MKT. However, we cannot be certain that the Reverse Split will, initially or in the future, have the intended effect of raising the bid price of our Common Stock above the applicable minimum listing requirement per share, or that a listing of our Common Stock will be achieved in a timely manner or at all.

In addition to our desire to be listed on a national securities exchange, the Board believes that the current market price of our Common Stock may impair our marketability and acceptance by institutional investors and other members of the investing public. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may adversely affect not only the pricing of our Common Stock but also the trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through equity and debt financings.

We expect that the decrease in the number of issued and outstanding shares of our Common Stock after the Reverse Split, and the anticipated increase in the per share trading price will encourage greater interest in our Common Stock among members of the financial community and the investing public, and possibly create a more liquid market for our stockholders. However, the possibility exists that stockholder liquidity may be adversely affected by the reduced number of shares outstanding if the Reverse Split is affected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Split takes effect.

Determination of the Ratio for the Reverse Stock Split

If this Proposal No. 2 is approved by stockholders and the Board decides to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the ratio will not be less than a ratio of one-for-ten (1:10) or exceed a ratio of one-for-fifty (1:50). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Reverse Split ratio on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of the Record Date, after completion of the Reverse Split, we will have approximately between 5,001,971 and 1,000,394 shares of Common Stock issued and outstanding, depending on the Approved Split Ratio selected by the Board of Directors.

The following table sets forth the approximate number of issued and outstanding shares of Common Stock, and estimated per share trading price, as well as the number of authorized Common Stock following a 1:10 to 1:50 Reverse Split.

	Current	After a 1:10 Reverse Split	After a 1:20 Reverse Split	After a 1:30 Reverse Split	After a 1:40 Reverse Split	After a 1:50 Reverse Split
Common Stock issued and outstanding	50,019,710	5,001,971	2,500,986	1,667,324	1,250,493	1,000,394
Price per share, based on the closing price of our Common Stock on June 22, 2017	$0.079	$0.79	$1.58	$2.37	$3.16	$3.95
Common Stock authorized	2,000,000,000	200,000,000	100,000,000	66,666,667	50,000,000	40,000,000

We do not anticipate a material decrease in the number of holders of record of our Common Stock in the event the Board determines to implement the Reverse Split, including in the event the Approved Split Ratio selected by the Board is one-for-fifty (1:50).

Effects of the Reverse Split

If this Proposal No. 2 is approved by our stockholders at the Annual Meeting and our Board elects to implement the Reverse Split, the principal effect will be to proportionately decrease the number of issued and outstanding shares of Common Stock, as well as the number of authorized shares of Common Stock, based on the Approved Split Ratio selected by the Board. The number of shares of our authorized Preferred Stock will not be affected by the Reverse Split.

Our shares of Common Stock are currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the Company is thus subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock with the Securities and Exchange Commission or on the OTC Pink Marketplace, where our Common Stock is currently quoted. Following the Reverse Split, our Common Stock will receive a new CUSIP number.

Proportionate voting rights and other rights of the holders of shares of the Company’s Common Stock will not be affected by the Reverse Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares immediately prior to the effectiveness of the Reverse Split will generally continue to hold 2% of the voting power of the outstanding Common Stock after the Reverse Split. The number of stockholders of record will not be affected by a Reverse Split, other than as a result of the treatment of fractional shares as described below.

Effective Date. A Reverse Split would become effective on the date of filing of the Amendment with the Delaware Division of Corporations. On the effective date, shares of Common Stock issued and outstanding and the shares of Common Stock held in treasury will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the Approved Split Ratio selected by the Board.

Decrease of Authorized Common Stock. If implemented, the Reverse Split will have the effect of reducing the number of shares of our Common Stock issued and outstanding, as well as the total number of authorized shares of Common Stock. As a result, approval of this Proposal No. 2 will not give the Board the ability to effectively increase the number of authorized but unissued shares of our Common Stock.

Treatment of Fractional Shares. No fractional shares will be issued if, as a result the Reverse Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the selected Approved Split Ratio will automatically be entitled to receive an additional share of the Company’s Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Effect on the Company’s 2015 Omnibus Securities and Incentive Plan. As of June 21, 2017, no awards have been issued pursuant to the 2015 Omnibus Securities and Incentive Plan (the “Plan”). Should the Reverse Split be implemented, proportionate adjustments will be made to the number of shares available for issuance under the Plan following the Reverse Split.

Effect on Registered and Beneficial Stockholders. In the event the Reverse Split is implemented, we intend to treat stockholders holding shares of Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to affect the Reverse Split for their beneficial holders of Common Stock in “street name.” However, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Split. If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Book-Entry Shares. If a Reverse Split is effectuated, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical share certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Split.

Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of shares owned in book-entry form.

Certificated Shares. If a Reverse Split is effectuated, stockholders holding certificated shares (i.e., shares represented by one or more physical share certificates) may receive a transmittal letter from the Company’s transfer agent promptly after the effectiveness of the Reverse Split. Any transmittal letter will be accompanied by instructions specifying how stockholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holdings.

Beginning after the effectiveness of the Reverse Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Certain Risk Factors Associated with the Reverse Split

Reduced Market Capitalization. As noted above, the principal purpose of the Reverse Split will be to raise the per share price of our Common Stock to meet the listing requirements of either NASDAQ or the NYSE MKT. We cannot assure you, however, that the Reverse Split, if implemented, will accomplish this objective. While we expect that the reduction in our outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by a multiple equal to the number of pre-Reverse Split shares, or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after implementation of the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. In some cases the share price of companies that have implemented reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our Common Stock immediately after the Reverse Split takes effect will be maintained for any period of time or that the ratio of post and pre-split shares will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Liquidity. Although the Board of Directors believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely effected by the reduced number of shares outstanding after the Reverse Split.

Reservation of Right to Abandon the Reverse Split

We reserve the right to abandon the Reverse Split without further action by our stockholders at any time before the filing of the Amendment, even if our stockholders authorize the Reverse Split at the Annual Meeting. By voting in favor of the Reverse Split, you are expressly authorizing the Board of Directors to determine not to proceed with, and abandon, the Reverse Split if it should so decide.

Accounting Matters

The Reverse Split will not change total stockholders’ equity on our balance sheet. However, because the par value of our Common Stock will remain unchanged after the Reverse Split, the components that make up total stockholders’ equity will change by offsetting amounts. Depending on the Approved Split Ratio selected by the Board, our stated capital component will be reduced to an amount between one-tenth (1/10) and one-fiftieth (1/50) of its present amount, and our additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding. In addition, our historical amounts of net income or loss per share of Common Stock previously reported by us, as well as all references to Common Stock share amounts, will be restated to reflect the Reverse Split as if it had been in effect as of the earliest reported period.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights of appraisal with respect to the proposed Amendment to our Certificate of Incorporation to effect a Reverse Split, and we will not independently provide our stockholders with any such right.

U.S. Federal Income Tax Consequences

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Split by a U.S. stockholder that holds the shares as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of Common Stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (z) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (y) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of Common Stock is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholder that may be subject to special tax rules, including, without limitation: (i) stockholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (vii) foreign stockholders or U.S. stockholders whose “functional currency” is not the U.S. dollar; (viii) persons holding Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (ix) persons who acquire shares of Common Stock in connection with employment or other performance of services; (x) dealers and other stockholders that do not own their shares of Common Stock as capital assets; (xii) U.S. expatriates, (xii) foreign entities; or (xiii) non-resident alien individuals. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Split.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Split.

Based on the assumption that the Reverse Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences should result from a Reverse Split:

●	A stockholder should not recognize gain or loss in the Reverse Split;

●	the aggregate tax basis of the post-Reverse Split shares should be equal to the aggregate tax basis of the pre-Reverse Split shares; and

●	the holding period of the post-Reverse Split shares should include the holding period of the pre-Reverse Split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Vote Required for Approval

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is required to approve this Proposal No. 2. Abstentions will have the same effect as shares voted against this proposal.

Board of Directors Recommendation

The Board recommends that you vote “FOR” the grating the Board authorization to amend our Certificate of Incorporation to implement a Reverse Split of our Common Stock at a ratio of between 1-for-10 and 1-for-50.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

General

We are providing our stockholders with the opportunity to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission’s rules. This Say-on-Pay Vote is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal No. 4.

Our executive compensation programs are designed to attract key employees and to retain, motivate and reward our executive officers for their performance and contribution to our long-term success. Under these programs, our executive officers are rewarded the achievement of corporate and individual performance objectives, and our executive officers’ incentives are aligned with stockholder value creation. These goals may include the achievement of specific financial or business development goals. Also, when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, the compensation committee seeks to set performance goals that reach across all business areas and include achievements in finance/business development and corporate development.

The “Executive Compensation” section below describes, in detail, our executive compensation programs and the decisions made by management and the Board of Directors with respect to the fiscal years ended December 31, 2016 and 2015. Although we have no formal policy for a specific allocation between current and long-term compensation, or cash and non-cash compensation, when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, we seek to implement a pay mix for our officers with a relatively equal balance of both, providing a competitive salary with a significant portion of compensation awarded on both corporate and personal performance.

As an advisory vote, this proposal is not binding. Neither the outcome of this Say-on-Pay Vote, nor of the advisory vote included in Proposal No. 4 overrules any decision by the Company or the Board, including decisions made by the Company’s Compensation Committee, creates or implies any change to the fiduciary duties of the Company or the Board of Directors, or creates or implies any additional fiduciary duties for the Company or the Board of Directors. However, management and the Compensation Committee value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

Vote Required and Recommendation

On this advisory, non-binding matter, the affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 3.

The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s Named Executive Officers.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Company’s Chief Executive Officer and those executive officers that earned in excess of $100,000 during the twelve month periods ended December 31, 2016 and 2015 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)		Total ($)

Dr. Michael K. Korenko	2016	$-	(1)	$-		$-	$-		$-
Interim CEO and President	2015	$-	(1)	$-		$-	$-		$-

James C. Katzaroff	2016	$250,000	(2)	$-		$-	$408,165	(3)	$658,165
Former CEO and Chairman	2015	$250,000	(4)	$-		$-	$-		$250,000

L. Bruce Jolliff	2016	$180,000		$-			$110,389	(5)	$290,389
CFO	2015	$180,000	(6)	11,357	(7)	$-	$-		$190,357

(1)	Dr. Korenko began serving as our interim CEO and President on December 14, 2016 and, as such, did not receive any compensation during 2016 or 2015.

(2)	Mr. Katzaroff resigned as Chief Executive Officer in December 2016.

(3)	In June 2016, Mr. Katzaroff received 100,000, three-year Common Stock options at $1.00, and 1,000,000, five-year Common Stock options at $0.50. Additionally, Mrs. Katzaroff received 100,000, five-year Common Stock options at $0.50, vested equally over 24 months.

(4)	Of this amount, $150,000 was exchanged for 100,000 shares of Series A Preferred and $75,144 was not paid in 2015, but was accrued as of December 31, 2015.

(5)	In June 2016, Mr. Jolliff received 240,000, five-year Common Stock options at $0.50 and another 240,000, five year Common Stock options at $0.50 vesting equally over 24 months.

(6)	Of this amount, $112,500 was exchanged for 75,000 shares of Series A Preferred.

(7)	Mr. Jolliff received the additional $11,357 in 2015 to compensate for additional duties performed that were not originally contemplated.

Narrative Disclosure to Summary Compensation Table

L. Bruce Jolliff. Mr. Jolliff has a May 2007 employment agreement with the Company that provides for a salary of $100,000 per year, which amount was increased on January 1, 2012 to $156,000, and again adjusted beginning January 1, 2013 to $180,000. In 2015, Mr. Jolliff received $67,500, and exchanged $112,500 for 75,000 shares of Series A Preferred. In 2016, Mr. Jolliff received $96,721 and an additional $83,279 was accrued as of December 31, 2016. The Company may terminate the agreement without cause at any time upon 30 days’ written notice. Upon termination, the Company will pay Mr. Jolliff a severance allowance of two month’s salary.

James C. Katzaroff. The Company’s former Chief Executive Officer, James C. Katzaroff, did not have a written employment agreement and, therefore, no contracted amount or schedule of pay. However, his annual compensation was $250,000 and, accordingly, accruals were made for his compensation in 2016 and 2015 to bring his recorded salary to $250,000. In 2016, Mr. Katzaroff received $43,928 and an additional $206,072 was accrued as of December 31, 2016. In 2015, Mr. Katzaroff received $24,856, exchanged $150,000 for 100,000 shares of Series A Preferred, and an additional $75,144 was accrued as of December 31, 2015.

The Company paid bonuses to certain employees based on their performance, the Company’s need to retain such employees, and funds available. All bonus payments were approved by the Company’s Board of Directors.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth all outstanding equity awards held by the Company’s Named Executive Officers as of the end of last fiscal year.

	Option Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
James C. Katzaroff	32,500	-	$15.00	2/11/23
James C. Katzaroff	100,000	-	$1.00	6/21/19
James C. Katzaroff	1,000,000	-	$0.50	6/21/21
L. Bruce Jolliff	480,000	176,548	$0.50	6/21/21

Compensation of Directors

During the year ended December 31, 2016, the Company’s non-employee directors were not paid any compensation.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF

FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

General

In Proposal No. 3, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers. In this Proposal No. 4, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

The Board will take into consideration the outcome of this vote in making a determination about the frequency of future Say-on-Pay Votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the required Say-on-Pay Vote more or less frequently, but no less frequently than once every three years, as required by the Dodd-Frank Act. In the future, we will propose an advisory vote on the frequency of the Say-on-Pay Vote at least once every six calendar years as required by the Dodd-Frank Act.

After careful consideration, the Board believes that a Say-on-Pay Vote should be held every three years, and therefore our Board recommends that you vote for a frequency of every THREE YEARS for future Say-on-Pay Votes. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote once every year, every two years or every three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

Vote Required and Recommendation

On this non-binding matter, a stockholder may vote to set the frequency of the Say-on-Pay Vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. The choice among those four choices that receives the highest number of votes will be deemed the choice of the stockholders.

The Board recommends that you vote to hold advisory votes on executive compensation “EVERY THREE YEARS”.

PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF

FRUCI & ASSOCIATES II, PLLC TO SERVE AS OUR

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

On, August 18, 2016, Haynie & Company, Salt Lake City, Utah, resigned as the Company’s independent registered public accounting firm. On September 1, 2016, the Company engaged Fruci & Associates II, PLLC (“Fruci”), as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Haynie & Company to Fruci was approved unanimously by our Board of Directors.

The Board has appointed Fruci as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

The Board may terminate the appointment of Fruci as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board deems such termination necessary or appropriate.

Representatives of Fruci will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Fees and Services

Audit Fees

The aggregate fees incurred by the Company’s principal accountant for the audit of the Company’s annual financial statements, review of financial statements included in the quarterly reports and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2016 and 2015 were $13,500, all of which was paid to Fruci & Associates II, PLLC, and $156,000 ($71,000 was to HJ & Associates, LLC and $85,000 was to Haynie & Company), respectively.

Tax Fees

The aggregate fees billed for professional services rendered by principal accountant for tax compliance, tax advice and tax planning during the fiscal years ended December 31, 2016 and 2015 were $0, all of which was paid to Fruci & Associates II, PLLC, and $3,000, respectively, all of which was paid to HJ & Associates, LLC. These fees related to the preparation of federal income tax returns.

All Other Fees

There were no other fees billed for products or services provided by the Company’s principal accountant during the fiscal years ended December 31, 2016 and 2015.

Required Vote and Recommendation

Ratification of the selection of Fruci as the Company’s independent auditors for the fiscal year ending December 31, 2017 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Fruci as the Company’s independent auditors for the fiscal year ending December 31, 2017.

The Board recommends that stockholders vote “FOR” the ratification of the selection of Fruci as our independent auditors for the fiscal year ending December 31, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDERS MATTERS

Beneficial Ownership of The Company’s Common Stock

The following table sets forth, as of June 19, 2017, the number of shares of Common Stock beneficially owned by the following persons: (i) all persons the Company knows to be beneficial owners of at least 5% of the Company’s Common Stock, (ii) the Company’s directors, (iii) the Company’s executive officers, both of whom are named in the Summary Compensation Table above, and (iv) all current directors and executive officers as a group.

As of June 19, 2017, there were 50,019,710 shares outstanding and up to 55,467,914 shares issuable upon exercise of outstanding options, warrants, and conversion of outstanding convertible securities, assuming exercise and conversion occurred as of that date, for a total of 105,487,624 shares.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Cadwell Family Irrevocable Trust (3)	1,698,390	3.3%

Carlton M. Cadwell (4)	9,233,734	15.6%

Michael K. Korenko	1,051,300	2.1%

Thomas J. Clement (5)	100,000	0.2%

L. Bruce Jolliff (6)	1,667,334	3.2%

All Current Directors and Executive Officers as a group (5 individuals)	13,750,758	13.0%

(1)	The address of each of the beneficial owners above is c/o Advanced Medical Isotope Corporation, 719 Jadwin Avenue, Richland, WA 99336, except that the address of the Cadwell Family Irrevocable Trust (the “Cadwell Trust “) is 909 North Kellogg Street, Kennewick, WA 99336.
(2)	In determining beneficial ownership of the Company’s Common Stock as of a given date, the number of shares shown includes shares of Common Stock which may be acquired upon exercise of options or conversion of convertible securities within 60 days of that date. In determining the percent of Common Stock owned by a person or entity on June 19, 2017, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding on June 19, 2017, and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the convertible securities and upon exercise of the options. Subject to community property laws where applicable, the Company believes that each beneficial owner has sole power to vote and dispose of its shares, except that Mr. Cadwell under the terms of the Cadwell Trust does not have or share voting or investment power over the shares beneficially owned by the Cadwell Trust.
(3)	Includes 1,483,090 shares issuable upon conversion of Series A Preferred.
(4)	Includes 100,000 shares issuable upon exercise of options and 9,089,100 shares issuable upon conversion of Series A Preferred.
(5)	Includes 100,000 shares issuable upon exercise of options held by Mr. Clement.
(6)	Includes 480,000 shares issuable upon exercise of options held by Mr. Jolliff and 1,147,000 shares issuable upon conversion of Series A Preferred.

Beneficial Ownership of the Company’s Series A Convertible Preferred Stock

The following table sets forth, as of June 19, 2017, the number of shares of Series A Preferred beneficially owned by the following persons: (i) all persons the Company known to be beneficial owners of at least 5% of the Company’s Series A Preferred, (ii) the Company’s directors, (iii) the Company’s executive officers, both of whom are named in the Summary Compensation Table above, and (iv) all current directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
Cadwell Family Irrevocable Trust	148,309	4.5%

Carlton M. Cadwell	908,910	27.6%

Michael K. Korenko	-	-

Thomas J. Clement	-	-

L. Bruce Jolliff	114,700	3.5%

All Current Directors and Executive Officers as a group (5 individuals)	1,171,919	35.5%

(1)

The address of each of the beneficial owners above is c/o Advanced Medical Isotope Corporation, 719 Jadwin Avenue, Richland, WA 99336, except that the address of the Cadwell Family Irrevocable Trust (the “Cadwell Trust “) is 909 North Kellogg Street, Kennewick, WA 99336.

(2)	In determining beneficial ownership of the Company’s Common Stock as of a given date, the number of shares shown includes shares of Common Stock which may be acquired upon exercise of options or conversion of convertible securities within 60 days of that date. In determining the percent of Common Stock owned by a person or entity on June 19, 2017, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding on June 19, 2017, and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the convertible securities and upon exercise of the options. Subject to community property laws where applicable, the Company believes that each beneficial owner has sole power to vote and dispose of its shares, except that Mr. Cadwell under the terms of the Cadwell Trust does not have or share voting or investment power over the shares beneficially owned by the Cadwell Trust.

Changes in Control

The Company does not know of any arrangements, including any pledges of the Company’s securities that may result in a change in control of the Company.

Certain Relationships and Related Transactions

Indebtedness from Related Parties

Beginning in December 2008, the Company has obtained financing from Carlton M. Cadwell, one of our directors and a beneficial owner of more than 10% of the Company’s Common Stock, in transactions which involved the Company’s issuance of convertible notes and Common Stock. On September 4, 2015, the Company exchanged $1,414,100 of convertible notes plus $810,538 of accrued interest into 148,311 shares of Series A Preferred and another $2,224,466 of convertible notes plus $889,838 of accrued interest into 207,620 shares of Series A Preferred. Additionally, the Company exchanged the remaining $906,572 of convertible notes plus $148,960 accrued interest into a $1,055,532 demand note, 8% interest rate, due on demand at any time after March 31, 2017. Such note was converted into 73,546 shares of Series A Preferred on May 19, 2016. At December 31, 2016 Mr. Cadwell has an aggragate total of $332,195 in promissory notes.

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s Common Stock to file with the SEC initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4, and an annual statement of beneficial ownership on Form 5. Such executive officers, directors and greater than 10% stockholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

Based solely on its review of such forms filed with the SEC and received by the Company and representations from certain reporting persons, the Company believes that each of its executive officers and directors failed to report at least one transaction during the year ended December 31, 2016.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals for the 2017 Annual Meeting

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholder proposals to be included in our next Proxy Statement must be received by us at our principal executive offices at 719 Jadwin Avenue, Richland, WA 99352, addressed to our Corporate Secretary, no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. These proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 719 Jadwin Avenue, Richland, WA 99352 or contact us at (509) 736-4000. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Notice, mailed to stockholders on or about June __, 2017, contains instructions on how to access the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by Internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

Appendix A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

Advanced Medical Isotope Corporation, a Delaware corporation (the “Corporation”), hereby certifies that:

1.	The name of the Corporation is Advanced Medical Isotope Corporation. The date of filing its original Certificate of Incorporation with the Secretary of State was January 7, 2000.

2.	The amendment to the Corporation’s Certificate of Incorporation set forth below (the “Amendment”) was duly adopted in accordance with the provisions of Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of granting the Board of Directors the authority to amend the Certificate of Incorporation to provide for a reverse stock split.

3.	Article IV is hereby amended by striking the first paragraph in its entirety and replacing it with the following:

ARTICLE IV

1. Authorized Shares. The Corporation is authorized to issue a total of __________ shares in two classes designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is __________ shares, $0.001 par value per share. The total number of shares of Preferred Stock authorized to be issued is 20,000,000 shares, $0.001 par value per share.

4.	That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this __ day of ________________, 2017.

By:
Title:
Name:

ADVANCED MEDICAL ISOTOPE CORP Attn: Bruce Jolliff
719 Jadwin Avenue
Richland, WA 99352

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKSBELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. ELECTION OF DIRECTORS

Nominees

01 Carlton M. Cadwell 02 Dr. Michael K. Korenko 03 Dr. Robert G. Wolfangel

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. APPROVAL TO AUTHORIZE OUR BOARD OF DIRECTORS TO AMEND OUR CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO OF NOT LESS THAN 1-FOR-10 AND NOT GREATER THAN 1-FOR- 50 AT ANY TIME PRIOR TO ONE YEAR FROM THE DATE OF THE ANNUAL	☐	☐	☐
3. AN ADVISORY VOTE REGARDING THE APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 year	2 years	3 years
4. AN ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
5. RATIFYING THE APPOINTMENT OF FRUCI & ASSOCIATES II, PLLC, AS ADVANCED MEDICAL ISOTOPES, INC., INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017	☐	☐	☐

NOTE: In their discretion the proxy holders are authorized to vote upon such other business, if any, that may properly come before the meeting and any adjournment of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000341142_1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and 10-K are available at www.proxyvote.com

ADVANCED MEDICAL ISOTOPE CORPORATION
Annual Meeting of Stockholders
August 1, 2017 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of Advanced Medical Isotope Corporation ("AMIC" or the "Company") hereby acknowledges receipt of the notice of Annual Meeting of stockholders (the "Annual Meeting") of Advanced Medical Isotope Corporation dated July 7, 2017, and hereby appoints Michael K. Korenko and L. Bruce Jolliff, or either of them, with full power to act alone and with full power of substitution, to act on behalf of and represent the undersigned at the Annual Meeting of Stockholders to be held on August 1, 2017, or at any adjournment thereof, and to vote, as indicated on the reverse side, all of the shares of Common Stock of the Company (the "Shares"), standing in the name of the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders, hereby revoking all proxies previously granted. The above-named individuals are further authorized to vote such Shares in their discretion upon any other business that may properly come before the meeting, or any adjournment thereof in their discretion.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000341142_2

Continued and to be signed on reverse side